Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Basic Earth Science Systems, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2003 to be filed with the Securities and Exchange Commission on November 14, 2003 (the "Report"), I, David Flake, as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ David J. Flake                                November 10, 2003
------------------                                -----------------
David J. Flake,
Chief Financial Officer